SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE DEF14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Winthrop Realty Trust
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WINTHROP REALTY TRUST 7 Bulfinch Place Suite 500 Boston, Massachusetts 02114 (617) 570-4614
________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 21, 2008

Dear Shareholders:

You are cordially invited to attend the 2008 Annual Meeting of Shareholders of Winthrop Realty Trust to be held Wednesday, May 21, 2008, at 11:00 A.M., local time, at the 11th Floor Conference Center in the offices of Katten Muchin Rosenman, 575 Madison Avenue, New York, New York 10022, to consider and act upon the following:

1.	To elect seven trustees to our Board of Trustees to serve for a term of one year and until their respective successors shall be elected and shall qualify;

2.	To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2008 fiscal year;

3.	To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

Only holders of common shares of beneficial interests of record at the close of business on April 15, 2008 shall be entitled to receive notice of, and to vote at, the Annual Meeting, and at any adjournment or adjournments thereof.

All Shareholders are cordially invited to attend the Annual Meeting.  Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy, which is solicited by our Board of Trustees, and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Annual Meeting.  In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.

By order of the Board of Trustees,

John Alba
Secretary

Boston, Massachusetts
April 21, 2008

PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED OR AUTHORIZE YOUR PROXY BY INTERNET OR TELEPHONICALLY BY FOLLOWING THE PROCEDURES DESCRIBED ON THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE 2008 ANNUAL MEETING. The Proxy may be revoked by you at any time by written notice to the Company prior to its exercise or by submitting a later dated or authorized proxy. Giving your proxy will not affect your right to vote in person if you attend the meeting and affirmatively indicate your intention to vote at such meeting.

WINTHROP REALTY TRUST
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
MAY 21, 2008

TABLE OF CONTENTS

Page

General Information	1
Record Date and Voting Securities	1
Attending the Annual Meeting	1
Solicitation of Votes	2
Voting	2
Quorum; Method of Tabulation	2
Vote Required	2
Annual Report	3
Proposal No. 1 – Election of Trustees	3
General	3
Information as to Trustees	3
Recommendation of the Board	5
Executive Officers	5
Security Ownership of Certain Beneficial Owners and Management	6
The Board, its Committees and Other Corporate Governance Information	9
Board Meetings	9
Board Committees	9
Audit Committee	9
Compensation Committee	10
Nominating And Corporate Governance Committee	10
Conflicts Committee	11
Independence of Trustees	11
Meetings of Non-Management Trustees	12
Communication with Trustees	12
Compensation of Trustees	12
Code of Ethics	13
Compensation Discussion and Analysis	13
General	13
Executive Compensation Principles	13
Share Options/Grants	13
Compensation Committee Report	14
Compensation Committee Interlocks and Insider Participation	14
Audit Committee Report	14
Section 16(a) Beneficial Ownership Reporting Compliance	15
Certain Relationships and Related Transactions	16
Proposal No. 2 – Selection of the Independent Registered Public Accounting Firm	17
Recommendation of the Board	18
Procedures for Audit Committee Pre-Approval of Audit and Permissible
Non-Audit Services of Independent Registered Public Accountant	18
Shareholder Proposals	19
Annual Report	19
Miscellaneous	19

WINTHROP REALTY TRUST
7 Bulfinch Place
Suite 500
Boston, Massachusetts 02114
(617) 570-4617

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
MAY 21, 2008

______________

GENERAL INFORMATION

We are sending this Proxy Statement in connection with the solicitation of proxies by our Board of Trustees for the 2008 Annual Meeting of Shareholders to be held at the 11th Floor Conference Center in the offices of Katten Muchin Rosenman, 575 Madison Avenue, New York, New York 10022, on Wednesday May 21, 2008 at 11:00 A.M., and at any adjournment or adjournments thereof, which we refer to as the “Annual Meeting”.  We are first mailing this Proxy Statement and the accompanying form of proxy to Shareholders on or about April 21, 2008.  In this Proxy Statement, all references to the “Trust,” “we,” “our” and “us” mean Winthrop Realty Trust, an Ohio business trust.  All references to “Shareholder” and “you” refer to a holder of record of our beneficial interests designated as common shares, par value $1.00 per share, which we refer to as Common Shares.

At the meeting you will be asked to consider and vote on the following matters:

1.	To elect seven trustees to our Board of Trustees to serve for a term of one year and until their respective successors shall be elected and shall qualify;

2.	To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2008 fiscal year;

3.	To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

Record Date and Voting Securities

This Proxy Statement is being furnished to all holders of record of Common Shares as of the close of business on April 15, 2008, which we refer to as the “Record Date”.

Only Shareholders of record as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.  Shareholders as of the Record Date are entitled to one vote per Common Share on each matter properly submitted at the Annual Meeting.  On the Record Date, there were issued and outstanding 67,946,708 Common Shares.  There was no other class of voting securities outstanding at the Record Date.  However, pursuant to the terms of the Certificate of Designations pursuant to which we issued our Series B-1 Cumulative Convertible Redeemable Preferred Shares of Beneficial Interest, which we refer to as “Series B-1 Shares”, so long as there are at least 1,000,000 Series B-1 Shares outstanding the holders of the Series B-1 Shares are entitled to elect one trustee to our Board of Trustees, which we refer to as the “Board”.  The trustee elected by the holders of the Series B-1 Shares is not being voted upon at the Annual Meeting.

Attending the Annual Meeting

If you would like to attend the Annual Meeting in person, you will need to bring an account statement or other evidence acceptable to us of ownership of your Common Shares as of the close of business on the Record Date.  If you hold Common Shares in “street name” (i.e., through a bank, broker or other nominee) and wish to vote at the Annual Meeting, you will need to contact your nominee and obtain a proxy from your nominee and bring it to the Annual Meeting.

Solicitation of Votes

The Board is soliciting a proxy in the form accompanying this Proxy Statement for use at the Annual Meeting, and will not vote the proxy at any other meeting. Mr. Michael L. Ashner and Mr. Peter Braverman, or each acting individually, are the persons named as proxies on the proxy card accompanying this Proxy Statement, who have been selected by the Board to serve in such capacity.  Both Messrs. Ashner and Braverman are members of the Board and executive officers of the Trust.

We will pay the cost of soliciting proxies. We have hired Mackenzie Partners, Inc. to solicit proxies for a fee not to exceed $5,000.  In addition to solicitation by mail, by telephone and by e-mail or the Internet, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals and we may reimburse them for their expenses in so doing.  If you hold shares in “street name” (i.e., through a bank, broker or other nominee), you will receive instructions from your nominee which you must follow in order to have your proxy authorized or you may contact your nominee directly to request these instructions.

Voting

Shareholders may vote on the matters to be voted upon at the Annual Meeting either in person at the Annual Meeting or by proxy.  If you choose to vote by proxy, you may do so in one of three ways, over the Internet, by telephone or by executing and returning the enclosed proxy card.  Once you authorize a proxy, you may revoke that proxy by (1) executing and submitting a later dated proxy card, (2) subsequently authorizing a proxy through the Internet or by telephone, (3) sending a written revocation of proxy to our Secretary at our principal executive office, 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114, or (4) attending the Annual Meeting and voting in person.  Attending the Annual Meeting without submitting a new proxy or voting in person will not automatically revoke your prior authorization of your proxy.  Only the last vote of a Shareholder will be counted.

Quorum; Method of Tabulation

The holders of a majority of the outstanding Common Shares as of the close of business on the Record Date, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.  Abstentions and broker “non-votes” are included in the determination of the number of shares present at the Annual Meeting for quorum purposes but broker “non-votes” are not counted in the tabulations of the votes cast on proposals presented to Shareholders.  A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

A proxy, in the accompanying form, which is properly executed, duly returned to us and not revoked, will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted (i) FOR the election, as trustees, of the seven persons who have been nominated by the Board, (ii) FOR the ratification of the selection of PricewaterhouseCoopers LLP, which we refer to as “PwC”, as the independent registered public accounting firm to audit and report upon the consolidated financial statements of the Trust for the 2008 fiscal year, and (iii) in accordance with the judgment of the person or persons voting the proxies on any other matter that may be properly brought before the Annual Meeting.

Vote Required

The seven nominees for election as trustees who receive the greatest number of votes properly cast for the election of trustees shall be elected trustees.  The affirmative vote of a majority of the votes in attendance at the Annual Meeting (at which a quorum is present), present in person or represented by proxy, that are properly cast is necessary to ratify PwC as the Trust’s independent registered public accounting firm to audit and report upon the consolidated financial statements of the Trust for the 2008 fiscal year.

Annual Report

Our Annual Report to Shareholders, which includes financial statements for the fiscal year ended December 31, 2007, is being mailed together with this Proxy Statement to Shareholders entitled to vote at the Annual Meeting.  The Annual Report is not to be regarded as proxy soliciting material.

PROPOSAL NO. 1 – ELECTION OF TRUSTEES

General

The Board currently consists of seven members, six of which are elected by the holders of Common Shares and one of which is elected by the holders of the Series B-1 Shares.  The Board has determined, in accordance with our By-laws, to increase the number of members of the Board to eight persons.  Accordingly, seven persons, which constitutes all of the members of the Board that are elected by the Shareholders, will be elected at the Annual Meeting to serve for a term of one year and until their respective successors shall have been elected and shall qualify.  The Board of Trustees has nominated Michael L. Ashner, Arthur Blasberg, Jr., Peter Braverman, Talton Embry, Howard Goldberg and Steven Zalkind for re-election as trustees, and has nominated Thomas F. McWilliams for election to the Board to fill the vacancy created by the increase in the number of members of the Board.

Shareholders do not have cumulative voting rights with respect to the election of trustees.  It is the intention of the persons named in the enclosed Proxy Card to vote such proxy "FOR" the election of the named nominees for trustee unless authorization is withheld on the Proxy Card.  Should any nominee be unable or unwilling to serve as a trustee, which is not anticipated, it is intended that the named proxies will vote for the election of such other person or persons as they, in their discretion, may choose.   Each of the nominees has represented that they are willing to serve as a trustee if elected.

Information as to Trustees

Set forth below is the business experience of, and certain other information regarding, the nominees for election as trustees as well as Mr. Steven Mandis who is a trustee elected by the holders of the Series B-1 Shares.  There are no family relationships among our trustees and executive officers.

Name and year first appointed or nominated as a Trustee	Age	Principal Occupation during the past Five Years

Michael L. Ashner 2004	55
Mr. Ashner has been the Chief Executive Officer of the Trust since December 31, 2003 and Chairman since April 2004. Mr. Ashner also served as the Executive Chairman and a trustee of Lexington Realty Trust (“Lexington”), a New York Stock Exchange listed real estate investment trust, from December 31, 2006 when Newkirk Realty Trust, Inc. (“Newkirk”) was merged into Lexington to March 20, 2008.  Mr. Ashner previously served as a director and the Chairman and Chief Executive Officer of Newkirk until it was merged into Lexington.  Mr. Ashner also currently serves as the Chief Executive Officer of Winthrop Realty Partners, L.P., a real estate investment and management company, positions he has held since 1996.  Mr. Ashner previously served as a director and Chief Executive Officer of Shelbourne Properties I, Inc., Shelbourne Properties II, Inc. and Shelbourne Properties III, Inc. (collectively, the “Shelbourne Entities”), three real estate investment trusts, from August 2002 until their liquidation in April 2004. Mr. Ashner serves on the Board of Directors of NBTY, Inc., a manufacturer and distributor of nutritional supplements as well as Lexington.

Name and year first appointed or nominated as a Trustee	Age	Principal Occupation during the past Five Years

Arthur Blasberg, Jr. 2003	80
Mr. Blasberg's activities for the past five years include serving as a receiver appointed by the Superior Court in Massachusetts and as a trustee of various businesses, including real estate investment firms and industrial companies.  Mr. Blasberg was a director and chairman of the audit committee of each of the Shelbourne Entities from August 2002 to their liquidation in April 2004.  Mr. Blasberg also has served as a director of several private companies.  He is an attorney admitted to practice in the Supreme Court of the United States, various federal courts and state courts and served for five years in the general counsel's office of the Securities and Exchange Commission.

Peter Braverman 2004	56
Mr. Braverman currently serves as the President and a trustee of the Trust.  From January 8, 2004 to August 4, 2004, Mr. Braverman was the Executive Vice President of the Trust.  Mr. Braverman also currently serves as the Executive Vice President of Winthrop Realty Partners, L.P., a real estate investment and management company, a position he has held since January 1996. Mr. Braverman served as a director and President of Newkirk until it was merged into Lexington and as a director and Executive Vice President of each Shelbourne Entity from August 2002 until their liquidation in April 2004.

Talton Embry 2000	61
Mr. Embry has been the Chairman of Magten Asset Management Corp. ("Magten"), a private investment management company, since 1978. Mr. Embry has been associated with Magten in various capacities since 1978. Mr. Embry is also a director of National Patent Development.

Howard Goldberg 2003	62
Mr. Goldberg has been a private investor in both real estate and start-up companies and has provided consulting services to start-up companies since 1999.  From 1994 through 1998, Mr. Goldberg served as President, CEO, and Board member of Player’s International, a publicly-traded company in the gaming business prior to its sale to Harrah's Entertainment Inc.  From 2003 through 2005, Mr. Goldberg served as a part-time consultant to Laser Lock Technologies, Inc., LLTI.OB, a publicly-traded development stage company, engaged in the development and marketing of technologies for the prevention of product and document counterfeiting and electronic article surveillance. From 1995 through 2000, Mr. Goldberg served on the board of directors and audit committee of Imall Inc., a publicly-traded company that provided on-line shopping prior to its sale to Excite-at-Home. Mr. Goldberg served as a member of the board of directors and the audit committees of the Shelbourne Entities from August 2002 until their liquidation in April 2004.  Mr. Goldberg has a law degree from New York University and was previously the managing partner of a New Jersey law firm where he specialized in gaming regulatory law and real estate from 1970 through 1994.

Name and year first appointed or nominated as a Trustee	Age	Principal Occupation during the past Five Years

Steven G. Mandis 2005	37
Mr. Mandis is currently the Vice Chairman and Chief Investment Officer of Halcyon Structured Asset Management L.P. ("Halcyon"), an investment management firm based in New York City. Mr. Mandis joined Halcyon in 2004.  Prior to joining Halcyon, Mr. Mandis who had worked at Goldman Sachs since 1992, acted as a portfolio manager in its Special Situations Investing Group, a multi-billion dollar proprietary investing area within Goldman Sachs' Fixed Income Division.  Before joining the Fixed Income Division, Mr. Mandis worked in Goldman Sachs' Principal Investment Area and Mergers & Acquisitions Department.

Thomas F. McWilliams 2008	65
Mr. McWilliams is currently the managing partner of the investment committee of Court Square Capital Partners, a private equity company that manages approximately $6 billion in capital, a position he has held since 2006 when Court Square Capital Partners was formed.  From 1983 to 2006, Mr. McWilliams held a similar position with Citigroup Venture Capital, the private equity arm of Citigroup.

Steven Zalkind 2008	66
Mr. Zalkind has been a principal of Resource Investments Limited, LLC (“Resource”), a real estate investment firm, since 1975 acting as either an officer of the General Partner or Managing Member in the acquisition of over 26,000 multi-family apartment units and 2,000,000 square feet of commercial shopping centers and office buildings.  Mr. Zalkind currently serves as the Chairman and Chief Executive Officer of Resource.  Mr. Zalkind was a director of each of the Shelbourne Entities from August 2002 to their liquidation in April 2004 and a director of Newkirk from November 2005 until its merger with Lexington in December 2006.

Recommendation of the Board

The Board unanimously recommends a vote in favor of the election of Messrs. Ashner, Blasberg, Braverman, Embry, Goldberg, McWilliams and Zalkind to the Board.  Unless otherwise indicated, the accompanying form of proxy will be voted for the nominees listed above.

EXECUTIVE OFFICERS

All officers serve at the discretion of the Board.  Set forth below is certain information regarding our executive officers at April 21, 2008 (biographical information with respect to Messrs. Ashner and Braverman is set forth above on pages 3 and 4):

Name	Age	Current Position
Michael L. Ashner	55	Chairman and Chief Executive Officer
Peter Braverman	56	President
Thomas Staples	52	Chief Financial Officer
John Alba	37	Chief Investment Officer and Secretary

Mr. Staples has been our Chief Financial Officer since January 8, 2004.  Mr. Staples has been with Winthrop Realty Partners, L.P. since 1994 and has served as its Chief Financial Officer since January 1999.  He also served as the Chief Financial Officer of Newkirk until December 31, 2006 when it was merged into Lexington. Mr. Staples also served as Assistant Treasurer of the Shelbourne Entities from August 2002 until their liquidation in April 2004. Mr. Staples is a certified public accountant.

Mr. Alba was appointed our Chief Investment Officer in October 2005 and Secretary in May 2007.  He has served as a Vice President of Winthrop Realty Partners, L.P. since January 1998.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 15, 2008 (except as otherwise indicated) regarding the ownership of our common shares by (i) each person who is known to us to be the beneficial owner of more than 5% of the outstanding shares of our common shares, (ii) each trustee and nominee for trustee, (iii) each executive officer named herein, and (iv) all current executive officers and trustees as a group.  Except as otherwise indicated, each such Shareholder has sole voting and investment power with respect to the shares beneficially owned by such Shareholder.

Name and Address of Beneficial Owner	Position with the Trust	Amount and Nature of Beneficial Ownership		Percent of Class

FUR Investors, LLC (1) FUR Holdings LLC WEM-FUR Investors LLC	--	11,100,000		16.4%

John Alba (1)	Chief Investment Officer	--	(4)	(4)

Michael L. Ashner(1)	Chairman and Chief Executive Officer	11,152,000	(2)	16.5%

Arthur Blasberg, Jr. (3)	Trustee	137,091		*

Peter Braverman(1)	President and Trustee	10,833	(4)	(4)

Talton Embry (5)	Trustee	1,143,386	(5)	1.7%

Howard Goldberg (3)	Trustee	204,335		*

Steven G. Mandis (6)	Trustee	6,157,399	(7)	8.5	%(7)

Thomas F. McWilliams	Trustee Nominee	--		*

Thomas Staples(3)	Chief Financial Officer	--	(4)	(4)

Steven Zalkind(3)	Trustee	14,472		*

All trustees, trustee nominees and executive officers as a group		18,808,683	(8)	25.9	%(9)

Fairholme Associates L.P. (10) Fairholme Partners, L.P. Fairholme Ventures II LLC Fairholme Holdings, Ltd. Fairholme Capital Management, LLC Bruce R. Berkowitz	--	4,480,474	(11)	6.4	%(11)

Vornado Investments L.L.C. (12)	--	4,054,222	(12)	6.0%

Wellington Management Company, LLP(13)	--	1,900,200	(13)	2.8%

Name and Address of Beneficial Owner	Position with the Trust	Amount and Nature of Beneficial Ownership	Percent of Class

HBK Investments, L.P.(14) HBK Services LLC HBK Partners II L.P. HBK Management LLC HBK Fund L.P.	--	4,846,388	(14)	6.8	%(14)

King Street Capital, L.P.(15) King Street Advisors, L.L.C. King Street Capital Management, L.L.C. O. Francis Biondi, Jr. Brian J. Higgins	--	5,244,444	(15)	7.2	%(15)

Abrams Capital, LLC (16) Pamet Capital Management, LLC Pamet Capital Management, L.P. David Abrams	--	3,855,000	(16)	5.7%

*Less than 1%

(1)	The address for each of FUR Investors LLC, FUR Holdings LLC, WEM-FUR Investors LLC, Mr. Alba, Mr. Ashner and Mr. Braverman is Two Jericho Plaza, Wing A, Suite 111, Jericho, NY 11753
(2)
Comprised of 11,100,000 shares owned by FUR Investors LLC and 52,000 shares held directly by Mr. Ashner. Mr. Ashner is the managing member of WEM-FUR Investors LLC, the managing member of FUR Holdings, LLC, the sole member of FUR Investors LLC. As such, Mr. Ashner may be deemed to beneficially own all shares owned by Investors.

(3)	The address for each of Messrs. Blasberg, Goldberg, Staples and Zalkind is c/o of Winthrop Realty Trust, 7 Bulfinch Place, Suite 500, Boston, MA 02114.
(4)
Messrs. Alba, Braverman, and Staples are members of WEM-FUR Investors LLC, the managing member of FUR Holdings, LLC, the sole member of FUR Investors LLC.  Accordingly, Messrs. Alba, Braverman and Staples have an indirect pecuniary interest in approximately 115,440, 273,060 and 133,200, respectively, of the shares of Common Shares owned by FUR Investors LLC.  However, Messrs. Alba, Braverman and Staples do not exercise investment control over the shares held by FUR Investors LLC.  Accordingly, Messrs. Alba, Braverman and Staples are not deemed to beneficially own any of such shares under Section 13 or Section 16 of the Securities Exchange Act of 1934, as amended.

(5)
The address for Mr. Embry is c/o Magten Asset Management Corp., 410 Park Avenue, 15th Floor, New York, New York 10022.  The number of shares reported consists of (i) 963,490 shares held in an IRA for the benefit of Mr. Embry, (ii) 94,033 shares held in an IRA for the benefit of Mr. Embry’s spouse, (iii) 51,413 shares held in a trust account in which Mr. Embry is the trustee and which is for the benefit of Mr. Embry’s minor son, and (iv) 34,450 shares held in a trust account in which Mr. Embry is the trustee and which is for the benefit of Mr. Embry’s minor daughter.  Amount excludes 120,548 shares owned in discretionary accounts in which Mr. Embry has no pecuniary interest.

(6)	The address for Mr. Mandis is c/o Halcyon Management Company, 477 Madison Avenue, 8th Floor, New York, New York 10022.
(7)
Number of shares represents 1,025,038 common shares and 5,132,361 common shares issuable upon conversion of 923,825 Series B-1 Shares held by investment funds for which Halcyon Structured Asset Management, LP is directly or indirectly the investment manager.  Mr. Mandis is the Chief Investment Officer of Halcyon Structured Asset Management, LP, indirectly the investment manager of the Halcyon Structured Opportunities Fund, L.P. and Halcyon Fund, L.P. Mr. Mandis disclaims beneficial ownership of all such securities except to the extent of his pecuniary interest therein.  Percentage assumes conversion of only all Series B-1 Shares held by investment funds for which Halcyon Structured Asset Management, LP and its affiliates serves as investment manager.

(8)	The total number of shares held by directors and executive officers, excluding shares issuable upon conversion of Series B-1 Shares held by trustees, is 13,661,850.
(9)
Percentage represents the total number of shares held by trustees and executive officers including shares issuable upon conversion of the Series B-1 Shares held by trustees over total number of shares outstanding on March 15, 2007 plus shares issuable upon conversion of the Series B-1 Shares held by trustees. Excluding shares issuable upon conversion of the Series B-1 Shares held by trustees, the percentage ownership of shares held by trustees and executive officers is 20.2%.

(10)
The address for Fairholme Associates L.P., Fairholme Partners, L.P., Fairholme Ventures II LLC, Fairholme Holdings, Ltd., Fairholme Capital Management, LLC and Mr. Berkowitz is c/o Fairholme Capital Management, LLC, 1001 Brickell Bay Drive, Suite 3112, Miami, Florida 33131.

(11)
Number of shares consists of (i) 42,122 common shares owned directly by Mr. Berkowitz, (ii) 1,081,875.6 common shares owned by Fairholme Ventures II, LLC, an entity in which Fairholme Capital Management is the managing member, (iii) 16,476.15 common shares owned by Fairholme Holdings Ltd., an entity in which Fairholme Capital Management is the investment manager, (iv) 930,373.7 owned by Fairholme Associates, L.P., an entity in which Fairholme Capital Management is the general partner,  and (v) 2,222,222 common shares issuable upon the conversion of the 400,000 Series B-1 Shares held by Fairholme Ventures II, LLC.  Mr. Berkowitz is the managing member of Fairholme Capital Management. Furthermore, Mr. Berkowitz and Fairholme Capital Management have disavowed management and supervision with respect to 573,521 shares of common stock held in the separate accounts of advisory clients, and, accordingly, Mr. Berkowitz and Fairholme Capital Management do not attribute such shares.  Percentage assumes conversion of only 400,000 Series B-1 Shares held by Fairholme Ventures II, LLC.

(12)	The address for Vornado Realty Trust is 888 Seventh Ave. New York, New York 10019. Information is derived from the 13-G filing by Vornado Realty Trust with the SEC on May 24, 2006.
(13)
The address for Wellington Management Company LLP is 75 State Street, Boston, Massachusetts 02109.  Information is derived from the 13-G/A filing by Wellington Management Company LLP with the SEC on February 14, 2008.

(14)
The address for HBK Investments L.P., HBK Services LLC, HBK Partners II L.P., HBK Management LLC, and HBK Fund L.P. (collectively, “HBK”) is 300 Crescent Court, Suite 700, Dallas, Texas 75201.  Information is derived from the 13-G/A filing by HBK with the SEC on February 13, 2008.  Shares include 4,000,000 common shares issuable upon conversion of 720,000 Series B-1 Shares held by HBK and percentage assumes conversion of all Series B-1 Shares held by HBK Investments, L.P. only.

(15)
The address for each of these Shareholders is 65 East 55th Street, 30th Floor, New York, New York 10022.  Information is derived from the 13-G/A filing by King Street Capital, L.P., King Street Advisors, L.L.C., King Street Capital Management, L.L.C., O. Francis Biondi, Jr. and Brian J. Higgins with the SEC on March 2, 2006.  Shares represents common shares issuable upon conversion of 944,000 Series B-1 Shares held by King Street Capital, L.P. and percentage assumes conversion of all Series B-1 Shares held by these Shareholders only.

(16)
The address for Abrams Capital, LLC, Pamet Capital Management, LLC, Pamet Capital Management, L.P. and David Abrams (collectively, “Abrams”) is c/o Pamet Capital Management, L.P., 222 Berkeley Street, 22nd Floor, Boston, MA 02116.  Information is derived from the 13-G/A filing by Abrams with the SEC on February 13, 2008.

THE BOARD, ITS COMMITTEES AND
OTHER CORPORATE GOVERNANCE INFORMATION

Board Meetings

During 2007, the Board met or acted through written consent 16 times.  Each of the trustees attended either in person or telephonically 75% or more of the aggregate number of meetings of the Board and Board committees on which the trustee served in 2007.  It is the policy of the Board to have all members of the Board in attendance at the Annual Meeting, or if unavailable to attend in person, to make arrangement, if possible, to participate by telephone or video conference.  All members of the Board attended, either in person or by telephone conference call, the 2007 Annual Meeting of Shareholders.

Board Committees

Our By-laws give the Board the authority to delegate its powers to a committee appointed by the Board.  All committees are required to conduct meetings and take action in accordance with the directions of the Board and the provisions of our By-laws. The Board has appointed four standing committees: an audit committee, a compensation committee, a nominating and corporate governance committee, and a conflicts committee.  Certain of the committees' principal functions are described below.

Audit Committee

The Audit Committee:

•	reviews annual and quarterly consolidated financial statements with our management and independent registered public accounting firm;
•	recommends the appointment and reviews the performance, independence, and fees of our independent registered public accounting firm and the professional services they provide;
•	oversees our system of internal accounting controls and the internal audit function; and
•	discharges such other responsibilities specified in the listing standards of the New York Stock Exchange for audit committees.

The Board has adopted a written charter for the Audit Committee, which is available at our website www.winthropreit.com, under the link “Corporate Governance”.  A printed copy of the charter is also available to any Shareholder who requests it in writing to the Trust’s Secretary at 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114.

From January 1, 2007 through March 14, 2008, the Audit Committee consisted of Arthur Blasberg, Jr. (Chairman), Bruce Berkowitz and Howard Goldberg.  Following Mr. Berkowitz’ resignation as a trustee effective March 14, 2008, and Mr. Zalkind’s election as trustee on March 17, 2008, Mr. Zalkind was appointed to the Audit Committee.  The Audit Committee held five meetings during the 2007 fiscal year.  All members of the Audit Committee attended either in person or by telephone conference call all meetings of the Audit Committee.  Representatives of Deloitte & Touche LLP, which we refer to as “Deloitte”, our independent registered public accounting firm for the year ended December 31, 2006, attended all meetings of the Audit Committee at which our consolidated financial statements for the year ended December 31, 2006 were discussed and representatives of PwC, our independent registered public accounting firm for the year ended December 31, 2007, attended all other meetings of the Audit Committee except for the meeting at which it was determined to change our independent registered public accounting firm.  On March 4 and 5, 2008, the Audit Committee met with representatives of PwC to discuss our 2007 consolidated financial statements.

The Board has concluded that each member of the Audit Committee is “financially literate” as such term is defined in the listing standards of the New York Stock Exchange and that Mr. Blasberg, the chairman of the Audit Committee, meets the Securities and Exchange Commission definition of "audit committee financial expert".  We are currently in compliance with the listing requirements of the New York Stock Exchange relating to audit committee qualification, and the Board has determined that its Audit Committee possesses sufficient financial expertise to effectively discharge its obligations.

For further information with respect to the Audit Committee, see “AUDIT COMMITTEE REPORT” which begins on page 14 of this Proxy Statement.

Compensation Committee

The Compensation Committee:

•	recommends to the Board the compensation policies and arrangements for our officers, trustees, advisors and affiliates;
•	discharges such other responsibilities specified in the listing standards of the New York Stock Exchange for compensation committees; and
•
reviews the “Compensation Discussion and Analysis” section of this Proxy Statement set forth on page 13 of this Proxy Statement and issues its report which can be found on page 14 of this Proxy Statement.

The Board has adopted a written charter for the Compensation Committee, which is available at our website www.winthropreit.com, under the link “Corporate Governance”.  A printed copy of the charter is also available to any Shareholder who requests it in writing to the Trust’s Secretary at 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114.

From January 1, 2007 through March 14, 2008, the Compensation Committee consisted of Talton Embry (Chairman), Bruce Berkowitz, Arthur Blasberg, Jr., Howard Goldberg and Steven Mandis.  Following Mr. Berkowitz’ resignation as a trustee effective March 14, 2008, and Mr. Zalkind’s election as trustee on March 17, 2008, Mr. Zalkind was appointed to the Compensation Committee.  The Compensation Committee held one meeting during the 2007 fiscal year which was attended in person or by telephone conference call by all members of the Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee:

•	reviews the qualifications of current and potential trustees including determining whether they are “independent” under the listing standards of the New York Stock Exchange;
•	reviews each trustee's continued service on the Board;
•	reviews outside activities of Board members and resolves any issue of possible conflict of interest related thereto;
•
considers nominees for trustees submitted in writing to the Chairman of the Nominating Committee (along with other information submitted in accordance with our By-laws and Declaration of Trust), which are submitted by our executive officers, current trustees, search firms engaged by the Nominating Committee, if any, by others in its discretion and, nominees for trustee proposed by a Shareholder in accordance with the terms of our By-laws and Declaration of Trust;

•
considers proposals submitted by Shareholders for inclusion in the proxy statement for our Annual Meeting of Shareholders if they are submitted in writing to the Chairman of the Nominating Committee at our principal address in accordance with the provisions of our By-laws and Declaration of Trust and so long as the submitting Shareholder meets the qualifications and complies with the procedures provided in the proxy rules of the Securities and Exchange Commission.  All such proposals shall be accompanied by information with respect to the submitting Shareholder sufficient for the committee to determine whether such qualifications are met;

•	reviews any other Shareholder communications intended for our management;
•	recommends nominations for members of the Board;
•	reviews and assesses the adequacy of the Audit Committee’s, Compensation Committee’s and Conflicts Committee’s charters; and
•	discharges such other responsibilities specified in the listing standards of the New York Stock Exchange for nominating and corporate governance committees.

The Board has adopted a written charter for the Corporate Governance and Nominating Committee, which is available at our website www.winthropreit.com, under the link “Corporate Governance”.  The Board has also adopted Corporate Governance Guidelines which is also available at our website www.winthropreit.com, under the link “Corporate Governance.”  A printed copy of the charter and the guidelines are also available to any Shareholder who requests it in writing to the Trust’s Secretary at 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114.

From January 1, 2007 through March 14, 2008, the Nominating and Corporate Governance Committee consisted of Bruce Berkowitz (Chairman), Arthur Blasberg, Jr., Talton Embry and Howard Goldberg.  Following Mr. Berkowitz’ resignation as a trustee effective March 14, 2008, and Mr. Zalkind’s election as trustee on March 17, 2008, Mr. Zalkind was appointed to the Nominating and Corporate Governance Committee and Mr. Goldberg was appointed the Chairman of the Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee held one meeting during the 2007 fiscal year which was attended in person or by telephone conference call by all members of the Nominating and Corporate Governance Committee.

Conflicts Committee

In November 2005, the Board determined to establish a Conflicts Committee.  The Conflicts Committee :

•
considers and approves, on behalf of the Trust, all material transactions that relate to conflicts of interests between us and our affiliates, on the one hand, and (i) FUR Advisors LLC, which we refer to as “FUR Advisors”, our external advisor (and any successor advisor), Michael Ashner, and any of their affiliates, (ii) Lexington Realty Trust, The Lexington Master Limited Partnership, or Apollo Real Estate Investment Fund III, L.P. or any of their respective affiliates, (iii) a beneficial owner of more than 4.9% of the issued and outstanding Common Shares, either directly or upon the conversion of any of our preferred shares of beneficial interest, or (iv) a beneficial owner of more than 4.9% of any other entity in which we hold a 10% or greater interest; and

•	advises the Board on actions to be taken by us or matters related to us upon request of the Board or the Nominating or Corporate Governance Committee, which may include conflicts of interest.

The Board has adopted a written charter for the Conflicts Committee, which is available at our website www.winthropreit.com, under the link “Corporate Governance”.  A printed copy of the charter is also available to any Shareholder who requests it in writing to the Trust’s Secretary at 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114.

From January 1, 2007 through March 14, 2008, the Conflicts Committee consisted of Bruce Berkowitz, Arthur Blasberg, Jr. (Chairman), Talton Embry and Howard Goldberg.  Following Mr. Berkowitz’ resignation as a trustee effective March 14, 2008, and Mr. Zalkind’s election as trustee on March 17, 2008, Mr. Zalkind was appointed to the Conflicts Committee.  The Conflicts Committee held one meeting during the 2007 fiscal year which was attended either in person or by telephone conference call by all members of the Conflicts Committee.

Independence of Trustees

Pursuant to the Nominating and Corporate Governance Committee’s Charter, the Committee undertook its annual review of trustee independence in March 2008 and, with respect to Mr. McWilliams, April 2008.  During this review, the Committee considered transactions and relationships between each trustee or any member of his or her immediate family and the Trust and its subsidiaries and affiliates, including those reported under “Certain Relationships and Related Transactions” below. The Committee also examined transactions and relationships between trustees or their affiliates and members of our senior management or their affiliates.  The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the trustee is independent in accordance with Section 303A.02(a) and (b) of the listing standards of the New York Stock Exchange.  In particular, the Committee reviewed with counsel responses given by the trustees in their Trustee Questionnaires, asked counsel if it was aware of any relationships between the trustees and us or our affiliates and reviewed the bright-line independence tests set forth in Section 303A.02(b).

As a result of this review, the Board affirmatively determined that each of Messrs. Berkowitz, Blasberg, Embry, Goldberg, Mandis, McWilliams and Zalkind are independent of the Trust and its management in accordance with Section 303A.02(a) and (b) of the listing standards of the New York Stock Exchange.  Mr. Ashner and Mr. Braverman are not considered independent because of their acting as our executive officers as well as their ownership interest in FUR Advisors.  See “Certain Relationships and Related Transactions” below.

Meetings of Non-Management Trustees

Prior to or following every regularly scheduled quarterly meeting of the Board, the non-management trustees meet without management present.  There is not a predetermined non-management trustee who presides over all such meetings.  At each meeting, the non-management trustees choose a presiding member for such meeting, based upon the topics to be discussed.  "Non-management" trustees are all those trustees who are not executive officers, and may include trustees who are not considered to be independent under regulations issued by the SEC or the New York Stock Exchange.  Our current non-management trustees are:  Arthur Blasberg, Jr., Talton Embry, Howard Goldberg, Steven Mandis and Steven Zalkind.

Communication with Trustees

Shareholders and any other interested party wishing to communicate with the Board may do so in one of four ways: in person at our annual Shareholders meeting, by mail, by telephone or via the internet.  Any Shareholder can mail correspondence to any trustee, or the Board as a whole, by addressing it to our general outside counsel, Post Heymann & Koffler, LLP, Two Jericho Plaza, Wing A, Suite 211, Jericho, New York 11753, Attention:  David J. Heymann.  After the mail is opened and screened for security purposes, it will be logged in, and (other than mail that Mr. Heymann determines to be trivial or obscene) then forwarded to the particular trustee identified, or the Board as a whole, as requested in the Shareholder's correspondence.  Trivial items will be delivered to the trustees at the next scheduled Board meeting.  Obscene items will not be forwarded.

Shareholders and any other interested party wishing to communicate only with non-management trustees may do so in the manner described above or by calling toll free at 866-241-4955 or via the internet through the Investor Relations page on our website, www.winthropreit.com.  All communications through the toll-free number or our website are forwarded solely to Mr. Heymann and will be handled in the same manner as written correspondence described above.

Compensation of Trustees

The following table sets forth a summary of the compensation received by our non-officer trustees during 2007:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation	Total

Bruce Berkowitz(1)	$43,000	-	-	-	$43,000
Arthur Blasberg, Jr.	$73,000	-	-	-	$73,000
Talton Embry	$30,000	-	-	-	$30,000
Howard Goldberg	$43,000	-	-	-	$43,000
Steven Mandis	$30,000	-	-	-	$30,000
Steven Zalkind(2)	-	-	-	-	-

(1)           Resigned as a trustee effective March 14, 2008.
(2)           Elected as a trustee effective March 17, 2008.

The current non-officer trustees, Messrs. Blasberg, Embry, Goldberg, Mandis and Zalkind, each receive $30,000 annually for their services as trustees.  In addition, each member of the audit committee received $10,000 for serving on the Audit Committee in 2007, which amount has been increased to $15,000 for 2008, $500 for each committee meeting they attend and the chairman of the Audit Committee receives an additional $30,000 annually.  Trustees who are also our officers receive no compensation for serving on the Board.  However, all trustees are reimbursed for travel expenses and other out-of-pocket expenses incurred in connection with their service on the Board.

CODE OF ETHICS

We have adopted a Code of Ethics, which is applicable to all trustees and our executive officers, including the principal executive officer, the principal financial officer and the principal accounting officer, as well as FUR Advisors and its employees.  The Code of Ethics can be obtained upon request from our Secretary and at our website www.winthropreit.com under the link “Corporate Governance”.

COMPENSATION DISCUSSION AND ANALYSIS

General

As described above under “Board of Trustees-Board Committees-Compensation Committee” on page 10 of this Proxy Statement, the Compensation Committee is responsible for recommending to the Board the compensation policies and arrangements for the Trust's officers, trustees, advisors and affiliates.  The Compensation Committee acts pursuant to the Compensation Committee Charter and is comprised of five members who were independent within the meaning of Section 303A.02 of the listing standards of the New York Stock Exchange.  A copy of the Compensation Committee Charter is available upon request from the Trust’s Secretary at 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114 and at our website www.winthropreit.com.

Executive Compensation Principles

We do not provide any remuneration to our executive officers and do not have any direct employees.  We retain FUR Advisors to provide substantially all of our asset management, accounting and investor services.

At present, the Compensation Committee reviews annually the terms of the advisory agreement with FUR Advisors to determine their consistency with market terms and whether the retention of an outside advisor is more favorable to us than retaining direct employees.  The Compensation Committee reviews the fees payable to FUR Advisors in comparison to the general and administration costs of other public real estate investment trusts.  Based on its review, the Compensation Committee recommended to the Board that the advisory agreement with FUR Advisors be renewed.

If we were to retain our executive officers directly, the Compensation Committee would, in making its compensation recommendations to the Board likely consider (1) the potential holding periods of our assets, (2) the number of individual investments held by us, (3) the amount of asset management required with respect to our assets, (4) our overall investment prospects and our short and long-term business plan, and (5) with respect to a specific executive officer, such officer's responsibilities, experience and overall performance.  The Compensation Committee would further seek to attract and retain highly qualified executives and to motivate them to work together as a team to maximize our financial performance on an annual and long-term basis thereby resulting in increased shareholder value.

Share Options/Grants

From March 2005 to May 2007, we did not maintain any share option or share grant plans in effect pursuant to which we could issue options.  In May 2007, our Shareholders approved the Winthrop Realty Trust 2007 Long Term Incentive Plan pursuant to which share options or share grants can be granted.  No such share options or share grants were granted during the year ended December 31, 2007.

COMPENSATION COMMITTEE REPORT

The Compensation Committee is comprised entirely of independent directors.  The Compensation Committee has reviewed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Annual Report.

Members of the Compensation Committee Talton Embry (Chairman) Arthur Blasberg, Jr. Howard Goldberg Steven Mandis Steven Zalkind

The preceding “Compensation Committee Report” shall not be deemed soliciting material or to be filed with the Securities and Exchange Commission, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate it by reference into such filing.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

There were no relationships among members of the Compensation Committee, members of the Board or our executive officers who served during our 2007 fiscal year that require disclosure under Item 407(e)(4) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.  All current members of the Compensation Committee are considered independent under our Corporate Governance Guidelines.

AUDIT COMMITTEE REPORT

The Audit Committee acts pursuant to the Audit Committee Charter and is comprised of three members who are independent within the meaning of Section 303A.02 of the listing standards of the New York Stock Exchange.  A copy of the Audit Committee Charter can be obtained upon request from our Secretary at 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114 and at the Trust’s website www.winthropreit.com.

The Audit Committee is responsible for the appointment, compensation, retention and oversight of the accounting firm engaged as the Trust's independent registered public accounting firm.  Management is responsible for the Trust's internal controls and financial reporting process.  The independent registered public accounting firm is responsible for performing an independent audit of the Trust's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon and expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  The Audit Committee's responsibility is to oversee these processes.

In carrying out these responsibilities, the Audit Committee, among other things:

•	monitors preparation of, and reviews, the quarterly and annual financial reports by the Trust’s management;
•
supervises the relationship between the Trust and its independent registered public accounting firm, including having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving non-audit services; and confirming the independence of the independent registered public accounting firm;

•	reviews and discusses the Trust’s policies with respect to risk assessment and risk management; and
•
oversees management’s implementation and maintenance of effective systems of internal and disclosure controls, including review of the Trust’s policies relating to legal and regulatory compliance, ethics and conflicts of interest and review of the Trust’s internal auditing program.

In this context, the Audit Committee has met and held discussions with management and Pricewaterhouse Coopers LLP, the Trust’s independent registered public accounting firm for 2007, regarding the fair and complete presentation of the Trust’s financial results and the assessment of the Trust’s internal control over financial reporting.  The Audit Committee has discussed significant accounting policies applied by the Trust in its consolidated financial statements, as well as alternative treatments.  Management represented to the Audit Committee that the Trust’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm.

The Audit Committee met, discussed and reviewed with PricewaterhouseCoopers LLP all matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).  The Audit Committee also discussed with PricewaterhouseCoopers LLP matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter from Pricewaterhouse Coopers LLP to the Audit Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), "Communication with Audit Committees".  The Audit Committee also has considered whether PricewaterhouseCoopers LLP’s provision of non-audit services to the Trust is compatible with its independence.  The Audit Committee has concluded that PricewaterhouseCoopers LLP is independent from the Trust and its management.

The Audit Committee discussed with the Trust’s internal and independent registered public accounting firm the overall scope and plans for their respective audits.  The Audit Committee met with the internal and independent registered public accounting firm, with and without management present, to discuss the results of their examinations of the Trust’s consolidated financial statements for the year ended December 31, 2007, the evaluations of the Trust’s internal controls, and the overall quality of the Trust’s financial reporting.

In reliance upon the Audit Committee's reviews and discussions referred to above and the Audit Committee's review of the representations of management, and the report of the independent registered public accounting firm, the Audit Committee recommended that the Board of Trustees include the audited consolidated financial statements in the Trust's Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission.  The Audit Committee believes that it has satisfied its responsibilities under its charter.

Members of the Audit Committee Arthur Blasberg, Jr. - Chairman Howard Goldberg Steven Zalkind

The preceding “Audit Committee Report” shall not be deemed soliciting material or to be filed with the Securities and Exchange Commission, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Trust specifically incorporates it by reference into such filing.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, trustees and persons who beneficially own greater than 10% of a registered class of our equity securities to file certain reports which we refer to as “Section 16 Reports” with the Securities and Exchange Commission with respect to ownership and changes in ownership of our common shares and other equity securities.  Based solely on our review of the Section 16 Reports furnished to us as well as written representations from certain reporting persons, our officers, trustees and greater than 10% beneficial owners, such persons have complied with all Section 16(a) requirements applicable to them.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

FUR Advisors administers our business pursuant to the terms of an advisory agreement.  FUR Advisors is controlled by and partially owned by our executive officers.  Pursuant to the terms of the advisory agreement, FUR Advisors is responsible for providing asset management services to us and coordinating with our Shareholder transfer agent and property managers.  The quarterly base management fee payable to FUR Advisors for providing such services equals the lesser of an asset based fee or an equity based fee as determined in accordance with the terms of the advisory agreement which are calculated as follows:

•
Asset based fee equals 1% of our gross asset value up to $100,000,000, 0.75% of our gross asset value between $100,000,000 and $250,000,000, 0.625% of our gross asset value between $250,000,000 and $500,000,000 and 0.50% of our gross asset value in excess of $500,000,000 (in light of the net lease nature of our 16 net lease properties, FUR Advisors agreed to reduce its fee for these properties to 0.25% of the gross asset value for the portion of that portfolio that is subject to leverage).

•
Equity based fee equals (i) 1.5% of our issued and outstanding equity securities plus (ii) .25% of any equity contribution by a third party to a joint venture managed by us.  For purposes of the equity based calculation, the 31,058,913 Common Shares outstanding at January 1, 2005 are to be valued as follows: $2.30 (FUR Investors LLC’s tender offer price in its December 2003 tender offer) with respect to 26,058,913 Common Shares and $2.60 (the purchase price paid by FUR Investors LLC) with respect to the 5,000,000 Common Shares acquired on December 31, 2003.  Our Series A preferred shares were valued at their liquidation preference amount of $25 per share until their conversion into Common Shares on February 7, 2006, at which time the Common Shares issued in connection therewith are valued at $5.0825 per Common Share.  All preferred and Common Shares issued subsequent to January 1, 2005 are to be valued at the net issuance price including any Common Shares issued in connection with the conversion of the preferred shares.

FUR Advisors is entitled under both the asset based fee and the equity based fee to receive (i) property and construction management fees at commercially reasonable rates as determined by the independent trustees and (ii) an incentive fee.  The incentive fee entitles FUR Advisors to receive (a) an amount equal to 20% of all distributions paid on our common shares after December 31, 2003 in excess of the Threshold Amount, hereinafter defined, and, (b) upon the termination of the advisory agreement, an amount equal to 20% of our “liquidation value” in excess of the Threshold Amount at the termination date.  As defined in the advisory agreement, the Threshold Amount is equal to (x) $71,300,000, increased by the net issuance price of all of our common shares, with an adjustment for preferred shares converted, issued after December 31, 2003, and decreased by the redemption price of all our common shares redeemed after December 31, 2003, plus (y) a return on the amount, as adjusted, set forth in (x) equal to 7% per annum compounded annually. The incentive fee is reduced by any direct damages to us if the advisory agreement is terminated by us for cause.   No incentive fee was payable during the year ended December 31, 2007.

Winthrop Management L.P., an affiliate of FUR Advisors and our executive officers, provides property management responsibilities for certain of our properties.  Pursuant to the terms of the property management agreement, Winthrop Management L.P. receives a fee equal to 3% of the monthly revenues of such properties.

The following table sets forth the fees and reimbursements paid by us for the years ended December 31, 2007, 2006 and 2005 to FUR Advisors and Winthrop Management L.P. (in thousands):

	2007		2006		2005
Asset Management (1)	$5,263,000	(3)	$3,681,000	(4)	$2,660,000
Property Management (2)	269,000		217,000		44,000
Construction Management (2)	9,000		-		-

(1) Payable to FUR Advisors
(2) Payable to Winthrop Management L.P.
(3) Before credit of $189,000 discussed below
(4) Before credit of $4,400,000 discussed below

In connection with the merger of Newkirk with and into Lexington Corporate Properties Trust, the advisory agreement between NKT Advisors (an affiliate of FUR Advisors) and Newkirk was terminated, and NKT Advisors received a payment of $5,500,000 attributable to its incentive fee.  As a result of the incentive fee being paid by Newkirk and in accordance with our advisory agreement with FUR Advisors, we received a $4,400,000 credit (80% of total fee paid) to be utilized on a go forward basis in offsetting the quarterly advisory fees payable under the advisory agreement or in cash if the credit was not fully utilized. We utilized $3,241,000 and $1,159,000 of this amount to offset the base management fee payable for the years ended December 31, 2007 and 2006, respectively.  As of December 31, 2007, we had fully utilized the credit to offset future base management fees.

During the year ended December 31, 2006, the operating agreement for Concord Debt Holdings LLC, which we refer to as Concord, our 50-50 venture with Lexington, provided that Concord would pay to such person, including a member of Concord or its affiliate, a fee in the amount not to exceed 50 basis points of the face value of any loan acquired. In lieu of paying the full 50 basis point fee, Concord paid to an affiliate of FUR Advisors, a total fee of approximately $1,066,000 which represented the costs of the employees dedicated to Concord’s business and equaled approximately 21 basis points of the face value of the loans acquired.  The fee for the period March 31, 2006 (the date of the Trust’s initial investment) to December 31, 2006 was $980,000.

In addition, an affiliate of FUR Advisors, which we refer to as the Concord Advisor, provided accounting, collateral management and loan brokerage services to Concord and its subsidiaries.  For providing these services, Concord reimburses the Concord Advisor for the costs incurred by Concord Advisor solely for the benefit of Concord, including salaries of employees dedicated to Concord’s business.  These costs amounted to $2,571,000 and $1,066,000 in 2007 and 2006, respectively.  The fee for the period March 31, 2006 (the date of the Trust’s initial investment) to December 31, 2006 was $980,000.  An affiliate of both of FUR Advisors and the Concord Advisor provides accounting and other non-loan origination and loan acquisition services for the Concord Advisor.  In connection with providing these services, the Concord Advisor reimburses such affiliate for the estimated costs associated with providing these services, which we refer to as the “Concord Credit Amount”.  Because we hold a 50% interest in Concord, we effectively pay 50% of the Concord Credit Amount.  Accordingly, because the Concord Credit Amount is paid to an affiliate of FUR Advisors, we receive a credit against the advisory fee payable to FUR Advisors equal to 50% of the Concord Credit Amount, which credit amounted to $189,000 for 2007.

PROPOSAL NO. 2 – SELECTION OF THE INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

At the recommendation of the Audit Committee, the Board has selected PwC to serve as the independent registered public accounting firm of the Trust for its fiscal year ending December 31, 2008.

During our past two fiscal years, there were: (i) no disagreements with either PwC or Deloitte, our independent registered public accounting firm for the years ended December 31, 2006 and 2007, on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to PwC and/or Deloitte’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Trust’s financial statements for such year; and (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.  Further, neither PwC’s report on our consolidated financial statements as of and for the year ended December 31, 2007 nor Deloitte’s report on our consolidated financial statements as of and for the year ended December 31, 2006 contained any adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Although Shareholder ratification of the Board’s action in this respect is not required, the Board considers it desirable for Shareholders to pass upon the selection of independent registered public accounting firm and, if the Shareholders disapprove of the selection, intends to consider other firms for selection as the independent registered public accounting firm for the current fiscal year.

It is expected that representatives of PwC will be present either in person or by telephone conference at the Annual Meeting.

Aggregate fees billed to us for the year ended December 31, 2007 and 2006 represents fees billed by PwC in 2007 for audit and audit related fees and by Deloitte for 2006 fees and tax fees in 2007.

Type of Fee	Fiscal 2007	Fiscal 2006
Audit Fee	$775,000	$700,000
Audit Related Fees	200,000	273,000
Tax Fees	133,000	136,000
Total	$1,108,000	$1,109,000

Audit fees for the years ended December 31, 2007 and 2006 were for professional services rendered in connection with the integrated audit of our consolidated financial statements and internal control over financial reporting.

Audit Related fees for the year ended December 31, 2007 were for services related to responding to an SEC comment letter and the restatement of our financial statements for the year ended December 31, 2006.

Audit Related fees for the year ended December 31, 2006 were for services related to (i) our sale of common shares in 2006 ($170,000), (ii) the restatement of our financial statements for year ended December 31, 2005 and the quarterly period ended March 31, 2006 ($75,000) and (iii) our registration statement on Form S-3 relating to the Dividend Reinvestment Plan ($28,000).

Tax fees as of the years ended December 31, 2007 and 2006 were for services related to tax compliance, tax planning and strategies, and state and local tax advice.

Recommendation of the Board

The Board unanimously recommends a vote in favor of the ratification of the election of PwC to serve as the independent registered public accounting firm of the Trust for its fiscal year ending December 31, 2008.

Procedures for Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountant

We have a policy of requiring that the Audit Committee pre-approve all audit and non-audit services provided to us by the independent registered public accounting firm.  During 2007, the Audit Committee approved all of the fees paid by us to PwC.

SHAREHOLDER PROPOSALS

Any Shareholder proposals intended to be presented at the 2009 Annual Meeting of Shareholders must be received by us for inclusion in our proxy statement and form of proxy relating to that meeting on or before January 22, 2009.  In addition, under our By-laws, Shareholders must comply with specified procedures to nominate persons for election as trustees or introduce an item of business at an annual meeting.  Trustee nominations or an item of business to be introduced at an annual meeting must be submitted in writing and received by us not less than 120 days in advance of an annual meeting.  To be in proper written form, a Shareholder’s notice must contain the specific information required by our By-laws.  A copy of our By-laws, which specifies the advance notice procedures, can be obtained from us by request to the Trust’s Secretary.  Any Shareholder who wishes to submit a Shareholder proposal, should send it to, Winthrop Realty Trust, 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114, Attention:  Secretary.

ANNUAL REPORT

Copies of our Annual Report for the fiscal year ended December 31, 2007 are being mailed to Shareholders of record on the Record Date together with this Proxy Statement.

MISCELLANEOUS

As of the date of this Proxy Statement, the Board does not know of any other matter to be brought before the Annual Meeting.  However, if any other matters not mentioned in the Proxy Statement are brought before the Annual Meeting or any adjournments thereof, the persons named in the enclosed Proxy or their substitutes will have discretionary authority to vote proxies given in said form or otherwise act, in respect of such matters, in accordance with their best judgment.

We have retained MacKenzie Partners, Inc. to aid in the solicitation of proxies.  MacKenzie Partners, Inc. will receive a fee not to exceed $5,000, as well as reimbursement for certain out of pocket expenses incurred by them in connection with their services, all of which will be paid by us.  All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by us. In addition to solicitation of proxies by use of the mails, our trustees, officers and employees (who will receive no compensation therefor in addition to their regular remuneration) may solicit the return of proxies by telephone, telegram or personal interview. We will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request instructions for voting the proxies. We may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith.

A copy of our annual report on Form 10-K/A for the fiscal year ended December 31, 2007 as filed with the Securities and Exchange Commission may be obtained by Shareholders without charge by written request addressed to: Tom Staples, Chief Financial Officer, Winthrop Realty Trust, 7 Bulfinch Place, Suite 500, Boston, MA 02114 or may be accessed on our website at www.winthropreit.com under the link “SEC Filings”.

It is important that proxies be returned promptly.  Shareholders are, therefore, urged to fill in, date, sign and return the Proxy immediately. No postage need be affixed if mailed in the enclosed envelope in the United States.

By order of the Board of Trustees

Michael L. Ashner
Chairman and Chief Executive Officer

April 21, 2008

Vote by Telephone
Winthrop Realty Trust c/o National City Bank Shareholder Services Operations Locator 5352 P. O. Box 94509 Cleveland, OH 44101-4509	Have your proxy card available when you call Toll-Free 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.

Vote by Internet
Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote.

Vote by Mail
Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: National City Bank, P.O. Box 535600, Pittsburgh, PA 15253.

Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683	Vote by Internet Access the Website and cast your vote: www.cesvote.com	Vote by Mail Return your proxy in the postage-paid envelope provided

Vote 24 hours a day, 7 days a week!

If you vote by telephone or over the Internet, do not mail your proxy card.

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Proxy card must be signed and dated below.
ê Please fold and detach card at perforation before mailing.   ê

WINTHROP REALTY TRUST
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
MAY 21, 2008
This Proxy is Solicited On Behalf of the Board of Trustees

The undersigned hereby appoints Michael L. Ashner and Peter Braverman or either of them, attorneys and proxies, with power of substitution and revocation, to vote, as designated below, all beneficial shares of common interest which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders (including all adjournments thereof) of WINTHROP REALTY TRUST to be held on Wednesday, May 21, 2008 at 11:00 a.m. at the 11th Floor Conference Center in the offices of Katten Muchin Rosenman, 575 Madison Avenue, New York, New York 10022.

Dated:	, 2008

Print Name

Signature

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, please give your full title as such. If a corporation, please sign full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

YOUR VOTE IS IMPORTANT

If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope to National City Bank, P.O. Box 535300, Pittsburgh, PA 15253, so your shares are represented at the Annual Meeting.  If you vote by telephone or Internet, it is not necessary to return this proxy card.

Proxy card must be signed and dated on the reverse side.
ê   Please fold and detach card at perforation before mailing.   ê

WINTHROP REALTY TRUST	PROXY

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no direction is given, this proxy will be voted FOR proposals 1 and 2 and in the discretion of said proxy on any other matters which may come before the meeting or any adjournments thereof.

The Board of Trustees recommends a vote FOR all proposals.

1. ELECTION OF TRUSTEES

Nominees	1. Michael L. Ashner	2. Arthur Blasberg, Jr.	3. Peter Braverman	4. Talton Embry
	5. Howard Goldberg	6. Thomas McWilliams	7. Steven Zalkind

	❑ FOR all nominees		❑ WITHHOLD AUTHORITY to vote for all nominees

Shareholders may withhold authority to elect any of the Trustees by writing the name of that Trustee in the space provided below.

2. APPROVAL of the appointment of auditors as set forth in the accompanying Proxy Statement.

	❑ FOR	❑ AGAINST	❑ ABSTAIN

The proxies are authorized to transact such other business as may properly come before the meeting.

(Continued on reverse side)